EXHIBIT 10.2
                                                           ------------

                     SIXTH AMENDMENT TO CREDIT AGREEMENT
                     -----------------------------------

       This Sixth Amendment ("Amendment") is made as of the 7th day of March, 2005 to the Credit Agreement dated as of March 31, 1998 (as amended, supplemented, restated or otherwise modified and in effect from time to time, the "Credit Agreement"), by and among JOHN B. SANFILIPPO & SON, INC., a Delaware corporation (and successor in interest to Sunshine Nut Co., Inc. and Quantz Acquisition Co., Inc., "Sanfilippo" or the "Borrower"), and JBS INTERNATIONAL, INC., a Barbados corporation which has been dissolved prior to the date of this Amendment ("JBS"), the financial institutions party thereto (collectively "Lenders" and individually a "Lender") and U.S. BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as successor Agent for the Lenders to U.S. Bancorp Ag Credit, Inc., a Colorado corporation (the "Agent"). This Amendment is made by Borrower and the Lenders and is executed by at least the Required Lenders.

                                RECITAL
                                -------

       Except as defined herein, all capitalized terms used in this Amendment shall have meaning assigned to them in the Credit Agreement.

       Borrower has requested to borrow increased sums and to otherwise amend the Credit Agreement, and the Agent and the Lenders have agreed to such amendments upon the terms and conditions contained herein.

       NOW, THEREFORE, in consideration of the foregoing and of the terms and conditions contained in the Credit Agreement and this Amendment, and of any loans or extensions of credit or other financial accommodations at any time made to or for the benefit of the Borrower by Lenders, the Borrower, the Agent and the Lenders agree as follows:

       1.	The following definitions as set forth in Section 1.1 of
the Credit Agreement, General Definitions, shall be amended to add, delete or modify such definitions as follows:

               "Loan Commitment" shall mean as to any Lender, such Lender's Pro Rata Percentage of $105,000,000 through and including June 30, 2005 and $80,000,000 thereafter as set forth opposite such Lender's name under the heading "Loan Commitments" on Exhibit 1A-3, as such amount may be reduced or terminated from time to time pursuant to Section 4.4 or 11.1, and "Loan Commitments" shall mean, collectively, the Loan Commitments for all the Lenders.

	2.	The Notes referred to in Subsection (h) of Section 2.1 of
the Credit Agreement, Loans, shall be in the form attached hereto as
Exhibit 2A-3.

	3.	In addition to the fees owed by Borrower to the Agent and
the Lenders pursuant to Section 6 of the Credit Agreement, Borrower agrees to pay to the Agent, for distribution to the Lenders (based on their respective Pro Rata Percentages), a fee of $31,250 for the temporary increase of the Loan Commitment as provided for herein.
Such fee shall be due upon execution of this Amendment and shall be fully earned on such date.

       4. Exhibits. Exhibit 1A-2 to the Credit Agreement, Lenders' Commitments, shall hereafter be replaced by Exhibit 1A-3; and Exhibit 2A-2 to the Credit Agreement, Form of Notes, shall hereafter be replaced by Exhibit 2A-3.

       5.  	The effectiveness of this Amendment is conditioned on the
execution and delivery to Agent of the items listed on Exhibit A attached to this Amendment in form and substance reasonably acceptable to Agent.

       6.	This Amendment shall be an integral part of the Credit
Agreement, as amended, and all of the terms set forth therein are hereby incorporated in this Amendment by reference, and all terms of this Amendment are hereby incorporated into said Credit Agreement, as if made an original part thereof. All of the terms and provisions of the Agreement, as amended, which are not modified in this Amendment shall remain in full force and effect.

                         {Signature Page Follows}



      IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.


                                     JOHN B. SANFILIPPO & SON, INC., a
                                     Delaware corporation
ATTEST:

By /s/ William R. Pokrajac           By /s/ Michael J. Valentine
   -----------------------              ------------------------
   Its Vice President of Finance        Its Executive Vice President
       -------------------------            Finance, Chief Financial
                                            Officer and Secretary
                                            ------------------------

                                     U.S. BANK NATIONAL ASSOCIATION
                                     as Agent and as a Lender

                                     By /s/ Alan Schuler
                                        ----------------
                                        Its Senior Vice President
                                            ---------------------

                                     SUN TRUST BANK, N.A., as a Lender

                                     By /s/ Michael Lapresi
                                        -------------------
                                        Its Managing Director
                                            -----------------

                                     LASALLE BANK NATIONAL ASSOCIATION
                                     (f/k/a LaSalle National Bank),
                                     as a Lender

                                     By /s/ Randi Baskin
                                        ----------------
                                        Its Assistant Vice President
                                            ------------------------





                               EXHIBIT 1A-3
                                    TO
                             CREDIT AGREEMENT
                             ----------------

                           Lenders' Commitments
                           --------------------

Loan              Pro Rata       Maximum $ Through       Maximum $
Commitments       Percentage     And Including 6/30/05   After 6/30/05
--------------    ----------     ---------------------   -------------
U.S. Bank         50.00000%      $52,500,000             $40,000,000

LaSalle Bank      28.57143%      $30,000,001.50          $22,857,144

Sun Trust Bank    21.42857%      $22,499,998.50          $17,142,856
----------------------------------------------------------------------
TOTAL:            100%           $105,000,000            $80,000,000



LC                Pro Rata
Commitments       Percentage     Maximum $
--------------    ----------     -----------
U.S. Bank         50.00000%      $10,000,000

LaSalle Bank      28.57143%      $5,714,286

Sun Trust Bank    21.42857%      $4,285,714
--------------------------------------------
TOTAL:            100%           $20,000,000



                               EXHIBIT 2A-3
                                    TO
                             CREDIT AGREEMENT
                             ----------------

                              Form of Notes
                              -------------

                                 Attached


                               Exhibit A to
                            Sixth Amendment to
                             Credit Agreement
                            ------------------

                        List of Closing Documents
                        -------------------------

1.      This Sixth Amendment
                                                             ------
2.      Revolving Note in favor of U.S. Bank
        National Association                                 ------

3.	Revolving Note in favor of LaSalle Bank
        National Association                                 ------

4       Revolving Note in favor of Sun Trust Bank            ------

5.	Secretary's Certificate as to Board of Directors'
        Resolutions (John B. Sanfilippo & Son, Inc.)         ------